THE VANTAGEPOINT FUNDS

Vantagepoint Money Market Fund

Supplement dated January 28, 2011 to the Prospectus and Statement of Additional Information
dated May 1, 2010, as previously supplemented

This supplement changes the disclosure in the Prospectus and statement of additional information (“SAI”) and provides new information that should be read together with the
Prospectus and the SAI.

At a meeting held on January 27, 2011 ( the “January Meeting”), Vantagepoint Investment Advisers, LLC recommended, and the Board of Directors of The Vantagepoint Funds (the “Board”) approved, a proposal to liquidate and terminate the Vantagepoint Money Market Fund (the “Fund”), a series of The Vantagepoint Funds. After considering a number of factors, including market conditions and the ongoing low interest rate environment, the Board concluded that it is in the best interest of shareholders to liquidate and terminate the Fund. The Fund is expected to discontinue operations and liquidate on or about March 25, 2011 (the “Liquidation Date”) pursuant to a Plan of Liquidation and Termination which also was approved by the Board at the January Meeting. After the close of business on the Liquidation Date, the Fund will automatically redeem shares held by remaining Fund shareholders and make liquidating distributions to those shareholders, and will cease business operations, except for those related to its liquidation and termination.

Unless shares of the Fund are held in a tax-advantaged account such as an Individual Retirement Account, a redemption or exchange of Fund shares, including a redemption or exchange of shares on the Liquidation Date, may be considered a taxable event. Please consult your tax advisor if your shares are held in a taxable account.

As of the Liquidation Date, all references to the Fund in the prospectus and the SAI should be considered deleted.

The Fund’s Prospectus and SAI can be found at www.icmarc.org/vpprospectus and then click on the Fund’s name. Please call 800-669-7400 for additional information.

Please retain this supplement for future reference.

SUPP-011-201101-322B